UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2017
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001566140
COMM 2013-CCRE6 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

333-184376-02
(Commission
File Number of issuing entity)

Delaware
(State or other jurisdiction
of incorporation of registrant)

(I.R.S. Employer
Identification No. of registrant)
46-2101515
46-2521065
46-2532128
46-6738179

60 Wall Street
New York, New York
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))


Item 6.02. Change of Servicer or Trustee.
Pursuant to Section 3.22(b) of the Pooling and Servicing Agreement, dated as of March 1, 2013
(the "PSA"), by and among Deutsche Mortgage &
Asset Receiving Corporation, as Depositor, Wells
Fargo Bank, National Association ("Wells Fargo
Bank"), as Master Servicer, Wells Fargo Bank, as
Special Servicer, U.S. Bank National Association, as Trustee, Deutsche Bank Trust Company Americas, as Certificate Administrator, Paying Agent and
Custodian, and Park Bridge Lender Services LLC, as Operating Advisor, pursuant to which COMM
2013-CCRE6 Mortgage Trust (the "Issuing Entity") issued the COMM 2013-CCRE6 Mortgage Trust
Commercial Mortgage Pass-Through Certificates, the Directing Holder, has the right, so long as no Control Termination Event has occurred and is continuing, to terminate the rights and obligations of the Special Servicer under the PSA, with or without cause, and to appoint a successor Special
Servicer. Capitalized terms used, but not defined in this Current Report on Form 8-K have the meaning set forth in the PSA.

On March 30, 2017, the Directing Holder delivered a notice terminating Wells Fargo Bank as Special
Servicer under the PSA and appointing Midland
Loan Services, a Division of PNC Bank, National
Association ("Midland") as the successor Special
Servicer under the PSA (other than with respect to the Non-Serviced Mortgage Loans (the Moffett
Towers Mortgage Loan and the 540 West Madison
Street Mortgage Loan) and Rochester Hotel
Portfolio Components).  The Trustee notified the
Depositor that such termination and appointment was effective as of May 31, 2017.

Midland's principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300,
Overland Park, Kansas 66210.

Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial mortgage-backed securities ("CMBS") by S&P, Moody's, Fitch,
Morningstar, DBRS, KBRA. Midland has received the highest rankings as a master and primary servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and Morningstar and the highest rankings as a special servicer of real estate assets under U.S. CMBS transactions from S&P and Morningstar. For each category, S&P ranks
Midland as "Strong" and Morningstar ranks Midland as "CS1". Fitch ranks Midland as "1" for master servicer and primary servicer, and "2+" for special servicer. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland's servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed. Furthermore Midland's disaster recovery plan is reviewed annually.

Midland will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

No securitization transaction involving
commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor
Insight, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS
Investor Insight through Midland's website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

As of March 31, 2017, Midland was master and primary servicing approximately 29,801 commercial and multifamily mortgage loans with a principal balance of approximately $409 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico,
Guam and Canada. Approximately 9,485 of such loans, with a total principal balance of approximately $148 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income-producing properties. As of March 31, 2017, Midland was named the special servicer in approximately 253 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $125 billion.
With respect to such commercial mortgage-backed securities transactions as of such date, Midland was administering approximately 84 assets with an outstanding principal balance of approximately
$572 million.

Midland has been servicing mortgage loans in CMBS transactions since 1992. The table below contains information on the size of the portfolio of commercial and multifamily loans and leases in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2014 to 2016.

Portfolio Size -            Calendar Year End
Master/Primary              (Approximate amounts
Servicing                   in billions)

                            2014  2015  2016
CMBS                        $157  $149  $149
Other                       $179  $255  $294
Total                       $336  $404  $444

Midland has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 1992. The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMBS transactions from 2014 to 2016.

Portfolio Size -            Calendar Year End
Special Servicing           (Approximate amounts
Servicing                   in billions)

                            2014  2015  2016
Total                        $85  $110  $121

Midland may enter into one or more arrangements with the Directing Holder, a Controlling Class
Certificateholder, any directing
certificateholder, any Companion Loan Noteholder, the other Certificateholders (or an affiliate or a third-party representative of one or more of the preceding) or any other person with the right to appoint or remove and replace the special servicer to provide for a discount, waiver and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Midland's appointment (or continuance) as special servicer under the PSA and any related co-lender agreement and limitations on the right of such person to remove the special servicer.

PNC Bank, National Association ("PNC Bank") and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of COMM 2013-CCRE6 Mortgage Trust, Commercial
Mortgage Pass-Through Certificates. In some cases, fee rates, amounts or discounts may be offered to PNC Bank and its affiliates by a third party vendor which differ from those offered to the trust fund as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank or its affiliates other than Midland.

Midland does not make any representations as to the validity or sufficiency of the PSA (other than as to it being a valid obligation of Midland as Special Servicer), the Certificates, the Mortgage
Loans, or any related documents.

Midland is not an affiliate of any other party to the PSA nor the Directing Holder.

A description of the material terms of the PSA regarding the special servicing of the Mortgage
Loans held by the Trust and the Special
Servicer's duties regarding such Mortgage Loans, including limitations on the Special Servicer's liability under the PSA and terms regarding the Special Servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement (SEC File Number 333-184376-02) filed with the Securities and Exchange Commission on March 7, 2013 pursuant to Rule 424(b)(5) in the section captioned "The Pooling and Servicing
Agreement." A copy of the PSA has been filed as
Exhibit 4 to the Form 8-K filed by the Trust with the Securities and Exchange Commission on March 7, 2013.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date:  May 31, 2017

By: /s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

By: /s/ Matthew Smith
Name: Matthew Smith